Exhibit 99.1

NexMetals Re-Assays Return 107 Metres of 0.94% CuEq Including 0.99% CuEq Over 91 Metres Showing Sizeable Continuity of Mineralization at Selkirk

Vancouver, British Columbia, August 28, 2025 – NexMetals Mining Corp. (TSXV: NEXM) (NASDAQ: NEXM) (the “Company”) announces re-assay results from an initial 6 holes of its ongoing 34 hole resampling program at the past-producing Copper, Nickel, Cobalt and Platinum Group Elements (“Cu-Ni-Co-PGE”) Selkirk Mine in Botswana.

Highlights: Adding Value and Expansion Potential

●	The initial re-assay results confirm large intercepts of mineralization within the current mineral resource estimate (“MRE”) as well as outside of the MRE and within the conceptualized pit shell demonstrating potential for expansion of the deposit.

●	DSLK129 – within the MRE

○	107.0 metres of 0.94% CuEq (0.35% Cu, 0.31% Ni, 0.56 ppm Pd, 0.13ppm Pt)

Incl. 91.00 metres of 0.99% CuEq (0.36% Cu,0.33% Ni, 0.58 ppm Pd, 0.13ppm Pt)

●	DSLK130 - outside of the MRE but within the conceptualized pit shell

○	123.1 metres of 0.47% CuEq (0.13% Cu, 0.16% Ni, 0.34 ppm Pd, 0.09 ppm Pt)

●	In the past, historical drill holes were inconsistently analyzed for PGEs. The additional value of the PGEs has the potential to expand the MRE.

●	Current cut-off of US $25.00 per tonne net smelter return defined in the MRE translates to 0.46% CuEq. Any material above this cut-off grade could be potentially mined.

Figure 1: Location 2025 Resampled drill holes and MRE

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Morgan Lekstrom, CEO of the Company, commented: “These early results from Selkirk confirm what we have believed from the beginning, that the deposit is far from being fully defined. The fact that mineralization starts near surface provides even more confidence in Selkirk’s potential for open-pit development. Importantly, the re-assay program also includes the PGEs that were incompletely tested, and those results are already highlighting the potential to expand the MRE. With ongoing assay results, we are only beginning to see the scale of what Selkirk can become.”

Assay results are reported below in Table 1 and drill hole collar details are provided in Table 2.

Table 1: Assay Results Selkirk Deposit

HOLE ID	FROM (m)	TO (m)	1LENGTH (m)	Cu (%)	NI (%)	Co (%)	Pd (ppm)	Pt (ppm)	Au (ppm)	2CuEq (%)
DSLK018	18.00	30.60	12.60	0.24	0.19	0.01	0.36	0.07	0.03	0.61
DSLK018	74.00	132.60	58.60	0.27	0.26	0.01	0.50	0.12	0.05	0.78
incl.	74.00	110.70	36.70	0.27	0.28	0.01	0.56	0.13	0.05	0.83
DSLK018	162.00	207.00	45.00	0.28	0.26	0.01	0.67	0.14	0.07	0.87
DSLK018	213.90	220.00	6.10	0.36	0.38	0.02	0.69	0.15	0.05	1.09
DSLK018	239.00	244.00	5.00	0.41	0.27	0.01	0.55	0.12	0.06	0.96
DSLK018	269.50	277.15	7.65	0.39	0.33	0.02	0.58	0.13	0.06	1.01
DSLK087	108.00	119.00	11.00	0.13	0.13	0.01	0.23	0.05	0.03	0.37
DSLK089	109.00	147.60	38.60	0.17	0.18	0.01	0.39	0.09	0.06	0.54
incl.	109.00	123.00	14.00	0.19	0.21	0.01	0.45	0.11	0.08	0.62
and	141.50	147.60	6.10	0.31	0.32	0.01	0.68	0.13	0.05	0.96
DSLK112	26.20	66.00	39.80	0.26	0.25	0.01	0.54	0.12	0.05	0.78
DSLK129	207.00	314.00	107.00	0.35	0.31	0.02	0.56	0.13	0.06	0.94
DSLK129	207.00	298.00	91.00	0.36	0.33	0.02	0.58	0.13	0.06	0.99
DSLK130	27.90	288.00	260.10	0.18	0.19	0.01	0.39	0.09	0.03	0.58
[3]incl	27.90	151.00	123.10	0.13	0.16	0.01	0.34	0.09	0.03	0.47
[3]incl	80.00	106.00	26.00	0.18	0.19	0.01	0.38	0.10	0.03	0.56
[3]incl.	165.00	183.00	18.00	0.24	0.26	0.01	0.53	0.11	0.04	0.76
and	229.00	283.00	54.00	0.29	0.26	0.01	0.55	0.12	0.05	0.83

1Length refers to drillhole length and not true width.

2CuEq% calculated using the formula Cu% + Ni%*(55.605/53.913) + Pd g/t*(22.948/53.913) + Pt g/t*(14.891/53.913) using metal prices and recoveries listed in the 2025 Technical Report.

3Interval is outside MRE but inside the conceptualized pit.

Table 2: Drill Collar Information Selkirk Deposit

HOLE ID	[1]Easting	[1]Northing	[1]Elevation	Dip	Azimuth	Hole Length (m)
DSLK018	575402.3	7642550.6	988.1	-70	35	346.97
DSLK087	575540.4	7642983.1	997.8	-70	35	189.23
DSLK089	575433.3	7642362.0	982.0	-70	34	192.20
DSLK112	575666.4	7642840.2	998.0	-55	311	182.45
DSLK129	575221.0	7642370.6	981.9	-70	30	457.55
DSLK130	575266.2	7642332.3	981.0	-86	155	384.48

1Coordinates are WGS84z35S with geoidal elevations

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Technical Report

The MRE on the Selkirk Mine is supported by the Technical Reports entitled “NI 43-101 Technical Report Selkirk Nickel Project, North East District, Republic of Botswana”, dated January 8, 2025 (with an effective date of November 1, 2024 and “NI 43-101 Technical Report, Selkirk Nickel Project, Northeast District, Republic of Botswana” dated April 12, 2023 (with an effective date of March 31, 2023). Reference should be made to the full text of the Technical Reports for the assumptions, qualifications and limitations set forth therein, which was prepared in accordance with NI 43-101 and Subpart 1300 of Regulation S-K and is available on SEDAR+ (www.sedarplus.ca) and EDGAR (www.sec.gov), in each case, under NEXM’s issuer profile.

Quality Control

Historic drill core samples are NQ (47.6 mm diameter) that were previously sawn in half. All current samples are ½ core samples that were previously retained for reference purposes. Samples are generally 1 metre in length and do not correspond to the historic sample intervals. Sample preparation and lab analysis was completed at ALS Chemex in Johannesburg, South Africa. Commercially prepared blank samples and certified Cu/Ni sulphide analytical control standards with a range of grades are inserted in every batch of 20 samples or a minimum of one set per sample batch. Analyses for Ni, Cu and Co are completed using a peroxide fusion preparation and ICP-AES finish (ME-ICP81).

Qualified Person

All scientific and technical information in this news release has been reviewed and approved by Sharon Taylor, VP Exploration of the Company, MSc, P.Geo, and a “qualified person” for the purposes of National Instrument 43-101 and Subpart 1300 of Regulation S-K.

About NexMetals Mining Corp.

NexMetals Mining Corp. is a mineral exploration and development company that is focused on the redevelopment of the previously producing copper, nickel and cobalt resources mines owned by the Company in the Republic of Botswana.

NexMetals is committed to governance through transparent accountability and open communication within our team and our stakeholders. NexMetals’ team brings extensive experience across the full spectrum of mine discovery and development. Collectively, the team has contributed to dozens of projects, including work on the Company’s Selebi and Selkirk mines. Senior team members each have on average, more than 20 years of experience spanning geology, engineering, operations, and project development.

For further information about NexMetals Mining Corp., please contact:

Morgan Lekstrom

CEO and Director

morganl@nexmetalsmining.com

Jaclyn Ruptash

V.P., Communications and Investor Relations

jaclyn@nexmetalsmining.com

Neither the TSX Venture Exchange and its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) nor the Nasdaq Stock Market LLC accepts responsibility for the adequacy or accuracy of this news release. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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Cautionary Note Regarding Forward-Looking Statements

This news release contains forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities legislation (collectively, “forward-looking information”) based on expectations, estimates and projections as at the date of this news release. Forward-looking information involves risks, uncertainties and other factors that could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information. For the purposes of this release, forward looking information includes, but is not limited to, the implementation of the objectives, goals and future plans of the Company including the proposed advancement of the Selkirk Mine as currently contemplated; the Company’s goal of validating legacy data and generating new intercepts to support an updated resource model; the Company’s intention of completing an updated MRE; the release of metallurgical testing results and the expected timing thereof; anticipated upgrades to existing mineral resource estimates on the Selkirk Mine in accordance with NI 43-101; management’s belief that historical resources could be indicative of the presence of mineralization on the deposits; and the anticipated benefits of the Company’s approach to its resource development plan. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to, capital and operating costs varying significantly from estimates; the preliminary nature of drilling and metallurgical test results; the ability of exploration results to predict mineralization; the ability of the Company to implement its drilling, geoscience and metallurgical work on its properties and work plans generally; prefeasibility or the feasibility of mine production; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; uncertainties relating to the availability and costs of financing needed in the future; changes in equity markets; inflation; fluctuations in commodity prices; delays in the development of projects; the other risks involved in the mineral exploration and development industry; and those risks set out in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR (www.sec.gov) and public disclosure record on SEDAR+ (www.sedarplus.ca), in each case, under NEXM’s issuer profile. Although the Company believes that the assumptions and factors used in preparing the forward-looking information in this news release are reasonable, undue reliance should not be placed on such information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law.

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